SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 28, 2005
Date of Report (date of earliest event reported)

WAMU ASSET ACCEPTANCE CORP.

as Depositor under a
Pooling and Servicing Agreement
dated as of December 1, 2005
providing for the issuance of

WASHINGTON MUTUAL MORTGAGE PASS-THROUGH CERTIFICATES,
WMALT SERIES 2005-11
(Exact name of Registrant as specified in its charter)

Delaware	333-123034	20-2258610
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 THIRD AVENUE, WMT 1706A
SEATTLE, WASHINGTON 98101
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 554-8838

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No. 1 to the Current Report on Form 8-K dated December 28, 2005 is filed by the registrant to amend and restate in its entirety the Pooling and Servicing Agreement dated December 1, 2005 which is attached to this Form 8-K/A as Exhibit 4.1 ("PSA") and the excerpt from Section 2 of the Term Sheet dated December 28, 2005 which is attached to this Form 8-K/A as Exhibit 99.1.

Specifically,  (a) the incorporation by reference to Exhibit 4.6 to Registration Statement No. 333-123034 has been corrected to incorporate by reference Exhibit 4.7 to Registration Statement No. 333-130795, as indicated in Section 9.01 below on this Form 8-K/A, and (b) a typographical error on the signature page to the PSA has been corrected.

SECTION 9  FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are filed herewith:

4.1	Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of December 1, 2005.

4.7	Mortgage Loan Purchase Agreement, dated as of December 28, 2005, among WaMu Asset Acceptance Corp. and Washington Mutual Mortgage Securities Corp. (incorporated herein by reference from Exhibit 4.7 to Registration Statement No. 333-130795).

99.1	Excerpt from Section 2 of the Term Sheet dated December 28, 2005 between Washington Mutual Bank, as seller, and WaMu Asset Acceptance Corp., as purchaser. See Exhibit B to Exhibit 4.7 for a form of Term Sheet.

The Mortgage Loan Schedule, included as Exhibit D to the Pooling and Servicing Agreement, has been intentionally omitted from this filing. Copies may be obtained from WaMu Asset Acceptance Corp. or LaSalle Bank National Association by contacting:

in the case of WaMu Asset Acceptance Corp.,

John Race WaMu Asset Acceptance Corp. c/o Washington Mutual Mortgage Securities Corp. 75 N. Fairway Drive,VHF2A01 Vernon Hills, IL 60061 Telephone: (847) 549-3113 Facsimile: (847) 549-3680

in the case of LaSalle Bank National Association,

Stefanie Edwards LaSalle Bank National Association 135 S. LaSalle Street, Suite 1625 Chicago, IL 60603 Telephone: (312) 904-8975 Facsimile: (312) 904-2084

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAMU ASSET ACCEPTANCE CORP.
Date: February 16, 2006	By:	/s/ Richard Carega Richard Careaga First Vice President (Authorized Officer)

Exhibit Index

4.1	Pooling and Servicing Agreement by and among WaMu Asset Acceptance Corp., as Depositor, Washington Mutual Bank, as Servicer, LaSalle Bank National Association, as Trustee, and Christiana Bank & Trust Company, as Delaware Trustee, dated as of December 1, 2005.

4.7	Mortgage Loan Purchase Agreement, dated as of December 28, 2005, among WaMu Asset Acceptance Corp. and Washington Mutual Mortgage Securities Corp. (incorporated herein by reference from Exhibit 4.7 to Registration Statement No. 333-130795).

99.1	Excerpt from Section 2 of the Term Sheet dated December 28, 2005 between Washington Mutual Bank, as seller, and WaMu Asset Acceptance Corp., as purchaser. See Exhibit B to Exhibit 4.7 for a form of Term Sheet.